UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) October 8, 2018
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Carrols Restaurant Group, Inc.
(Exact name of registrant as specified in its charter)
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Delaware	001-33174	16-1287774
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

968 James Street Syracuse, New York		13203
(Address of principal executive office)		(Zip Code)

Registrant’s telephone number, including area code (315) 424-0513

N/A
(Former name or former address, if changed since last report.)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the to use the extended transition period for complying with any new or revised financial accounting registrant has elected not standards provided pursuant to Section 7(a)(2)(B) of the Securities Act. ☐

Item 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On October 8, 2018, the Company issued a press release, the entire text of which is attached as Exhibit 99.1 and is incorporated by reference herein.

Item 7.01. REGULATION FD DISCLOSURE

On October 8, 2018, the Company issued a press release, the entire text of which is attached as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

99.1      Carrols Restaurant Group, Inc. Press Release, dated October 8, 2018

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARROLS RESTAURANT GROUP, INC.

Date: October 9, 2018

By:	/s/ Paul R. Flanders
Name:	Paul R. Flanders
Title:	Vice President, Chief Financial Officer and Treasurer